EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 2, 2005, except for the first paragraph of note 2, as to which the date is February 17, 2006, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-132019) and related Prospectus of USA Technologies, Inc. dated April 6, 2006.


                         /s/ Goldstein Golub Kessler LLP


New York, NY
April 6, 2006